SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report:  June 25, 2002
(Date of earliest event reported)

Commission File No. 333-74544



                    Bank of America Mortgage Securities, Inc.
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            Delaware                                        94-324470
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   (State of Incorporation)                            (I.R.S. Employer
                                                      Identification No.)



201 North Tryon Street, Charlotte, NC                              28255
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       Address of principal executive offices                     (Zip Code)



                                 (704) 387-2111
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               Registrant's Telephone Number, including area code




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              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 5.     Other Events
            ------------

            On June 25, 2002, Bank of America Mortgage Securities, Inc., a Delaware corporation (the "Registrant"), sold Mortgage Pass-Through Certificates, Series 2002-6, Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 1-A-5, Class 1-A-6, Class 1-A-7, Class 1-A-8, Class 1-A-9, Class 1-A-10, Class 1-A-11, Class 1-A-12, Class 1-A-13, Class 1-A-14, Class 1-A-15, Class 1-A-16, Class 1-A-17, Class 1-A-18, Class 1-A-19, Class 1-A-20, Class 1-A-21,
Class 1-A-22, Class 1-A-23, Class 1-A-24, Class 1-A-25, Class 1-A-26, Class 1-A-27, Class 1-A-28, Class 1-A-29, Class 1-A-30, Class 1-A-31, Class 1-A-32,
Class 1-A-33, Class 1-A-34, Class 1-A-35, Class 1-A-36, Class 1-A-37, Class 1-A-R, Class 1-A-LR, Class 1-A-WIO, Class 2-A-1, Class 2-A-WIO, Class A-PO, Class 1-B-1, Class 1-B-2, Class 1-B-3, Class 2-B-1, Class 2-B-2 and Class 2-B-3 (the "Offered Certificates"), having an aggregate original principal balance of $422,880,674.00. The Offered Certificates were issued pursuant to a Pooling and Servicing Agreement, dated June 25, 2002, among the Registrant, Bank of America, N.A., as servicer ("BANA") and The Bank of New York, as trustee (the "Agreement"), a copy of which is filed as an exhibit hereto. Mortgage Pass-Through Certificates, Series 2002-6, Class 1-B-4, Class 1-B-5, Class 1-B-6, Class 2-B-4, Class 2-B-5 and Class 2-B-6 Certificates, having an aggregate initial principal balance of $2,327,672.00 (the "Private Class B Certificates" and, together with the Offered Certificates, the "Certificates"), were also issued pursuant to the Agreement.

            As of the date of initial issuance, the Offered Certificates evidenced an approximate 99.45% undivided interest in a trust (the "Trust"), consisting principally of two pools of fixed interest rate, conventional, monthly pay, fully-amortizing, one- to four-family residential first mortgage loans. The remaining undivided interests in the Trust are evidenced by the Private Class B Certificates distributions on which are subordinated to distributions on the Offered Certificates.

            Interest on the Offered Certificates will be distributed on each Distribution Date (as defined in the Agreement). Monthly distributions in reduction of the principal balance of the Offered Certificates will be allocated to the Offered Certificates in accordance with the priorities set forth in the Agreement. Distributions of interest and in reduction of principal balance on any Distribution Date will be made to the extent that the Pool Distribution Amount is sufficient therefor.

            Elections will be made to treat the Trust as two separate REMICs for federal income tax purposes (the "Upper-Tier REMIC" and the "Lower-Tier REMIC," and each, a "REMIC"). The Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 1-A-5, Class 1-A-6, Class 1-A-7, Class 1-A-8, Class 1-A-9, Class 1-A-10, Class 1-A-11, Class 1-A-12, Class 1-A-13, Class 1-A-14, Class 1-A-15, Class 1-A-16, Class 1-A-17, Class 1-A-18, Class 1-A-19, Class 1-A-20, Class 1-A-21,
Class 1-A-22, Class 1-A-23, Class 1-A-24, Class 1-A-25, Class 1-A-26, Class 1-A-27, Class 1-A-28, Class 1-A-29, Class 1-A-30, Class 1-A-31, Class 1-A-32,
Class 1-A-33, Class 1-A-34, Class 1-A-35, Class 1-A-36, Class 1-A-37, Class 1-A-WIO, Class 2-A-1, Class 2-A-WIO, Class 1-B-1, Class 1-B-2, Class 1-B-3, Class 1-B-4, Class 1-B-5, Class 1-B-6, Class 2-B-1, Class 2-B-2, Class 2-B-3, Class 2-B-4, Class 2-B-5 and Class 2-B-6 Certificates and each Class A-PO Component will be treated as "regular interests" in the Upper-Tier REMIC and the Class 1-A-R and Class 1-A-LR Certificates will be treated as the "residual interest" in the Upper-Tier REMIC and the Lower-Tier REMIC, respectively.

ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

            (c)   Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                            Description
-----------                            -----------
      (EX-4)                           Pooling and Servicing Agreement, dated
                                       June 25, 2002, among Bank of America
                                       Mortgage Securities, Inc., Bank of
                                       America, N.A. and The Bank of New York,
                                       as trustee.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       BANK OF AMERICA MORTGAGE SECURITIES, INC.


June 25, 2002



                                    By:  /s/ Judy Lowman
                                       -----------------------------------------
                                       Name:   Judy Lowman
                                       Title:  Vice President

                                INDEX TO EXHIBITS

                                                               Paper (P) or
Exhibit No.                 Description                       Electronic (E)
-----------                 -----------                       --------------
   (EX-4)                   Pooling and Servicing                    E
                            Agreement, dated June 25, 2002
                            among Bank of America Mortgage
                            Securities, Inc., Bank of
                            America, N.A. and The Bank of
                            New York, as trustee.